UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of
the Securities Exchange Act of 1934

Filed by the Registrant:	[X]
Filed by a Party other than the Registrant:	[ ]
Check the Appropriate Box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

POLYMER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SOLICITATION OF PROXIES
RECORD DATE AND OUTSTANDING SHARES
APPOINTMENT AND REVOCATION OF PROXIES
QUORUM; ABSTENTIONS; BROKER NON-VOTES
VOTING OF PROXIES
ANNUAL REPORT
DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
THE EXECUTIVE COMPENSATION COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
THE AUDIT COMMITTEE REPORT
FINANCIAL STATEMENTS
AUDITORS
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FORWARD-LOOKING STATEMENTS
BOARD APPROVAL
Form of Proxy

July 4, 2003

To our Shareholders:

     On behalf of the board of directors of Polymer Solutions, Inc., I cordially invite you to attend our annual general meeting of shareholders to be held at the office of Bowne Financial Print, Suite 800 – 1201 West Pender Street, Vancouver, British Columbia, Canada on August 14, 2003 at 10:00 a.m., local time. A notice of the annual general meeting, a proxy statement containing information about the matters to be acted upon at the annual general meeting and a proxy card are enclosed.

     We urge you to attend our annual general meeting. Your participation in the affairs of Polymer Solutions, Inc. is important. Our annual general meeting is an excellent opportunity for our management to discuss our progress with you in person.

     Whether in person or by proxy, it is important that your shares be represented at our annual general meeting. To ensure your participation, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy card promptly or otherwise vote by using the toll-free number or visiting the website listed on the proxy card.

     We look forward to seeing you on August 14th.

Yours sincerely,

POLYMER SOLUTIONS, INC.
Gordon L. Ellis Chairman

POLYMER SOLUTIONS, INC.
312 Otterson Drive, Suite H
Chico, California,
U.S.A. 95928 (530) 894-3585
www.polysolutions.com

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be Held Thursday August 14, 2003

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the “Meeting”) of the shareholders of Polymer Solutions, Inc. (the “Company”), a Nevada corporation, will be held at the office of Bowne Financial Print, Suite 800 – 1201 West Pender Street, Vancouver, British Columbia, Canada on August 14, 2003 at 10:00 a.m., local time, for the following purposes:

1.	To elect the following persons as Directors of the Company for a term of 1 year:

Gordon L. Ellis	E. Laughlin Flanagan
Stephen H. Silbernagel	Darryl F. Jones
William A. Maligie	Gerald A. Habib
John J. Sutherland	J. Kelly Edmison

2.	To appoint PricewaterhouseCoopers LLP, Certified Public Accountants as the Company’s independent public auditors for the fiscal year ending March 31, 2004.

3.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 26, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

Whether or not you expect to attend the Meeting in person, shareholders are urged to complete, sign, date and return the enclosed Form of Proxy in the enclosed envelope. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A Form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your Form of Proxy will be returned to you if you are present at the Meeting and should request its return.

Dated at Vancouver, British Columbia, this 4th day of July, 2003.	BY ORDER OF THE BOARD OF DIRECTORS
Gordon L. Ellis, Chairman

POLYMER SOLUTIONS, INC.
312 Otterson Drive, Suite H
Chico, California, U.S.A. 95928
(Principal executive office)
(530) 894-3585
www.polysolutions.com

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held August 14, 2003

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR “BOARD”) OF POLYMER SOLUTIONS, INC. (THE “COMPANY”), A NEVADA CORPORATION, FOR USE AT THE ANNUAL GENERAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON AUGUST 14, 2003 AT 10:00 a.m. (Pacific Time), AT THE OFFICE OF BOWNE FINANCIAL PRINT, SUITE 800 – 1201 WEST PENDER, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS AND IN THIS PROXY STATEMENT.

This Proxy Statement, and the accompanying Notice and Form of Proxy, are being mailed on or about July 4, 2003 to shareholders of the Company entitled to vote at the Meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone, facsimile, or electronically via the internet, by directors (“Directors”), officers (“Officers”) or other employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the Common Shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COMPANY MAKES THIS SOLICITATION OF PROXIES AND ALL RELATED COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on June 26, 2003 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are shares of common stock, par value $0.001 (the “Common Shares”). Each Common Share is entitled to one vote at the Meeting. As of the Record Date, 9,252,192 Common Shares were issued and outstanding and held of record by approximately 413 shareholders.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers of the Company planning to be in attendance at the Meeting and were nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

1.	STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

2.	BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the “Transfer Agent”), located at 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder’s Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Sierra Plaza 6100 Neil Road, Suite 500, Reno, Nevada, 89501 U.S.A., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Meeting, the Company’s Transfer Agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. Under our By-laws, a quorum exists when not less than 20% of the shares entitled to vote, represented in person or by proxy, are present at the Meeting. A quorum is necessary for the transaction of business at the Meeting. Abstentions and “broker non-votes” (broker non-votes occur when a person holding shares in street name, meaning through a bank or brokerage account, does not provide instructions as to how his or her shares should be voted and the bank or broker does not exercise discretion to vote those shares) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. A plurality of the votes casts at the Meeting is required to elect a Director. Accordingly, abstentions and broker non-votes will have no effect on the election of a Director. Except as otherwise described herein, approval of all other matters that properly come before the meeting, including the proposals to approve the Company’s appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditors will all require the affirmative vote of a majority of the Common Shares of shareholders present or represented and entitled to vote at the Meeting. As in the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor against such actions.

VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent and is not revoked, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, “FOR” THE NOMINEES OF THE COMPANY FOR DIRECTORS, “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITOR.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual General Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Annual General Meeting.

ANNUAL REPORT

The Company’s Annual Report for the fiscal year ended March 31, 2003 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K (without exhibits, except where such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates), will be provided without charge upon written or oral request to the Company’s Corporate Secretary, c/o the Company at 312 Otterson Drive, Suite H, Chico, California, U.S. 95928 or (530) 894-3585.

DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
(Item 1 of Form of Proxy)

The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at eight (8).

Unless otherwise directed in the accompanying Form of Proxy, each person appointed as proxy in the Form of Proxy intends to nominate and vote the shares represented by such Form of Proxy “FOR” the election the following nominees as Directors of the Company, each to serve as a Director for a term of one year or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the By-laws of the Company or he becomes disqualified to act as a Director. Each nominee other than Mr. Edmison is presently a Director and his term of office as Director will expire at the Meeting unless he is re-elected.

		Present Position
Nominee	Age	with Company	Director Since

Gordon L. Ellis	56	Director, Chairman	December 1986

E. Laughlin Flanagan	55	Director, President, CEO	March 1998

John J. Sutherland	53	Director	August 1989

Stephen H. Silbernagel	56	Director, Secretary	September 1990

Darryl F. Jones	49	Director	January 1994

William A. Maligie	45	Director, President of AMT U.S.A.	September 1995

Gerald A. Habib	57	Director	May 1996

J. Kelly Edmison	51	None	Not applicable

Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed as proxies in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy “FOR” the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

No family relationship exists between any Director, executive Officer or significant employee.

Nominees for Election to the Board of Directors

The following is a brief summary of the business experience of each Director and nominee for Director of the Company.

     Gordon L. Ellis has been chairman and a Director of the Company and its predecessors since December 1986. Mr. Ellis is also a Director of Alternative Materials Technology, Inc. a Nevada corporation and wholly-owned operating subsidiary of the Company (“AMT USA”). Mr. Ellis has been the president, chief executive officer and a director of International Absorbents Inc. (“IAX”), a publicly held company listed on The American Stock Exchange, which manufactures and sells absorbent products for the industrial and animal care markets since July 1988. Mr. Ellis is also Chairman of the Board and a director of eXcape.Net, Inc. (“eXcape”), a private holding company which is engaged, through subsidiary operations, in the development and operation of a computer network to provide wireless transaction software.

     E. Laughlin Flanagan has been president, chief executive officer and a director of the Company since February 1998. Mr. Flanagan is also a Director and secretary/treasurer of AMT USA. From October 1990 until he joined the Company, Mr. Flanagan was chief operating officer, chief financial officer and principal of LTAC, Inc., a holding company established for the acquisition of other companies. Prior to that, he was vice-president of operations and chief financial officer of Active Noise and Vibration Technologies, Inc.

     John J. Sutherland has been a Director of the Company and its predecessors since August 1989. Mr. Sutherland has been a Certified General Accountant since 1976. Presently, Mr. Sutherland is a vice-president of Northgate Energy Technologies Inc., a private company developing and marketing fuel cells. Between April 2002 and November 2002, he was the Executive Director of the Arthritis Research Centre of Canada. From May 2001 to January 2002, Mr. Sutherland provided consulting services to IAX. He joined ASC Avcan Systems Corporation, a company primarily engaged in providing technology services to utility companies (“ASC”), in March 1997 and was its president and chief executive officer until his resignation on January 15, 2001. On January 31, 2001, the controlling shareholder placed ASC in bankruptcy. In addition, Mr. Sutherland was a Director of JCI Technologies during the 33-day period in 1999 that it was subject to a cease trading order on the Alberta Stock Exchange as a result of its failure to file financial statements. Mr. Sutherland is currently a director of Aquiline Resources Ltd., a publicly-held company listed on the TSXV.

     Stephen H. Silbernagel is secretary and has been a Director of the Company and its predecessors since September 1990. Mr. Silbernagel has been a partner in the Vancouver, British Columbia law firm of Silbernagel & Company since October 1, 1975. Mr. Silbernagel is a director of IAX.

     Darryl F. Jones has been a Director of the Company and its predecessors since January 1994. Mr. Jones is a Chartered Accountant and the president and chief financial officer, as well as the secretary/treasurer of various corporate entities within the eXcape group of companies. From September 1997 to July 1999, he held the position of chief financial officer with Orion Technologies (Canada) Inc. Between January 1993 and October 1996, Mr. Jones was the president, chief executive officer and a director of IAX.

     William A. Maligie has been a Director of the Company and its predecessors since September 1995 and has been a director and the president of AMT USA since its inception in 1989. Mr. Maligie is responsible for all aspects of the Company’s manufacturing operations, including production, market development and sales.

     Gerald Habib has been a Director of the Company since May 1996. Since November 2002, Mr. Habib has been the Chief Operating Officer of Trans-Cycle Industries, Inc. (“TCI”) and the TCI group of companies, which are private companies sharing common ownership and operating facilities located in Alabama, New York and Canada. TCI and the TCI companies process obsolete PCB contained in electrical equipment and other materials and recover, clean and recycle these various metals. From 1994 to May 1999, Mr. Habib served as a vice president of Polacryl, Inc., a U.S. specialty polymer company. Since 1990, Mr. Habib has maintained a management consulting practice and is the principal owner of The Berkshire Group, a screening and assessment company for mergers and acquisitions. Prior to 1993, Mr. Habib directed worldwide planning and business development for NL Chemicals, was a vice-president of Elitine Corp. and was a business and planning manager for Olin Chemicals.

     J. Kelly Edmison has been nominated for election at the Meeting as a Director of the Company. Since February 2001, Mr. Edmison has been the President, Chief Executive Officer and a Director of Devon Ventures Corporation, a merchant banking firm located in Vancouver, British Columbia and traded on the TSX Venture Exchange. From February 1995 until February 2001, Mr. Edmison was a commercial lawyer with the law firm of Kelly Edmison Law Corporation. Mr. Edmison is currently a director of the following companies, which are also traded on the TSX Venture Exchange: Carmanah Technologies Corporation, a manufacturer of solar-powered lighting products, Icron Technologies Corporation, a provider of USB connectivity solutions for computer markets, FutureFund Capital Corp., a diversified Venture Capital Fund that invests in technology companies in the Province of British Columbia and Duran Ventures Inc., an inactive company currently re-activating as a gold exploration company.

Board Matters and Committees

During the 2003 fiscal year, the Board of Directors of the Company held six regular meetings. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board, if any, on which the Director served during the 2003 fiscal year.

The Company’s Board of Directors has four standing committees: an audit committee (“Audit Committee”) comprised of Messrs. Jones, as Chairman, Habib, and Sutherland; a compensation committee (“Compensation Committee”) comprised of Messrs. Silbernagel, as Chairman, Sutherland and Jones; a Corporate Governance Committee comprised of Messrs. Sutherland, as Chairman, Silbernagel, and Jones; and an executive committee (“Executive Committee”) comprised of Messrs. Flanagan, as Chairman, Ellis and Habib.

The Audit Committee held one meeting during the 2003 fiscal year. The Audit Committee operates pursuant to a written charter approved and adopted by the Board on May 29, 2001, a copy which was appended to the Company’s 2001 proxy statement, filed with the Securities and Exchange Commission (“SEC”). Messrs. Jones, Sutherland and Habib are deemed independent Directors, using the definition of independence under Section 121(A) of the AMEX’s listing standards for Small Business Issuers. In accordance with the charter, all of the members of the Audit Committee are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The duties of the Committee include monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitoring the independence and performance of the Company’s independent auditors and internal auditing department; and providing an avenue of communication among the independent auditors, management, the internal audit department and the Board of Directors.

The Compensation Committee held nine meetings during the 2003 fiscal year. Its primary duties involve the granting and amending of stock options, warrants and bonuses to employees and executive officers of the Company; monitoring the 1998 Director, Consultants and Employee Stock Option Plan (the “1998 Stock Option Plan); reviewing and implementing executive Officers’ employment contracts; and the hiring and dismissal of executive Officers and any other compensation-related issues that may come before the Committee for or upon recommendation of the Board of Directors.

The Corporate Governance Committee was established by the Board of Directors on February 6, 2003 and consists solely of independent Directors. Their mandate is to make recommendations to the full Board of Directors with respect to developments in the area of corporate governance and the practices of the Board; director recruiting and nomination processes, including considering whether to nominate as directors persons recommended by shareholders in writing to the Secretary of the Company; director compensation; and Board size and composition. The Committee did not hold a meeting during the 2003 fiscal year.

The Executive Committee was formed in February, 1999 to negotiate and sign letters of intent for any strategic relationship, including acquisitions, divestitures, joint ventures or other such strategic relationships. A meeting of the Executive Committee was not required or held during the 2003 fiscal year.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information, as of May 31, 2003, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director and Director nominee, (iii) the Chief Executive Officer, (iv) each executive Officer named in the Summary Compensation Table, and (v) all Directors and Officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options, warrants and securities convertible into Common Shares held by that person that are exercisable as of May 31, 2003 or exercisable within 60 days thereof are deemed outstanding. As of May 31, 2003, there were 9,252,192 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held with sole voting and dispositive power.

Unless otherwise noted, the address for each shareholder below is: c/o Polymer Solutions, Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership	Percent of Class

Gordon L. Ellis(1)	1,262,065	12.0%

J. Kelly Edmison Devon Ventures Corporation(2) Suite 2200, 885 West Georgia Street Vancouver, BC, Canada	620,800	6.7%

E. Laughlin Flanagan(3) Suite H 312 Otterson Drive Chico, California, USA	439,470	4.5%

William A. Maligie(4) Suite H 312 Otterson Drive Chico, California, USA	220,229	2.3%

Stephen H. Silbernagel(5)	129,217	1.4%

John J. Sutherland(6)	41,500	*

Darryl F. Jones(7)	35,805	*

Gerald A. Habib(8) 25 Old Farm Road, Shokan, New York, USA	30,753	*

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership	Percent of Class

Directors and Executive Officers as a Group (8 Persons)	2,189,038	21.8%

(1)	Includes 756,411 Common Shares held by ABE Industries (1980) Inc. (an entity over which Mr. Ellis has voting and dispositive power), of which 38,888 Common Shares are subject to earn-out provisions (see “Escrow Shares” below); 92,690 Common Shares held by Gordann Consultants Ltd. (an entity over in which Gordon L. Ellis owns a 51% interest and Mr. Ellis’ spouse owns 49% interest and over which Mr. Ellis has voting and dispositive power), of which 11,666 Common Shares are subject to earn-out provisions (see “Escrow Shares” below); and 259,880 Common Shares underlying incentive stock options granted to Mr. Ellis.

(2)	Includes 620,800 Common Shares owned by Devon Ventures Corporation (“Devon”), of which Mr. Edmison serves as President and Chief Executive Officer, as provided by Devon and Mr. Edmison in an amended Schedule 13D filed April 3, 2003 with the SEC. Mr. Edmison has voting and dispositive power over such shares. Devon is a British Columbia Corporation, with its principal business of investing in early stage technology companies, and Mr. Edmison has been nominated for election to the Company’s Board of Directors.

(3)	Includes 297,512 Common Shares underlying incentive stock options granted to Mr. Flanagan.

(4)	Includes 19,444 Common Shares subject to earn-out provisions (see “Escrow Shares” below) and 98,208 Common Shares underlying incentive stock options granted to Mr. Maligie.

(5)	Includes 87,367 Common Shares held by L.E. Management Ltd. Mr. Silbernagel owns a 33% interest in L.E. Management Ltd. which he controls 100% of its share voting and dispositive powers, and 28,000 Common Shares underlying incentive stock options granted to Mr. Silbernagel.

(6)	Includes 28,000 Common Shares underlying incentive stock options granted to Mr. Sutherland.

(7)	Includes 28,000 Common Shares underlying incentive stock options granted to Mr. Jones.

(8)	Includes 28,253 Common Shares underlying incentive stock options granted to Mr. Habib.

*	Less than 1%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 31, 2003, such Officers, Directors and greater than 10% beneficial owners filed all reports required of them on a timely basis.

Executive Officers of the Company

For the purpose of this Proxy Statement, “Executive Officer” of the Company shall mean the Chief Executive Officer and President and any Vice-President of the Company, where that person performs the functions of such officer on a full-time basis; the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of a subsidiary of the Company who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary. Executive officers are appointed by, and serve at the pleasure of, the Board of Directors.

Information about Mr. Flanagan and Mr. Maligie, each of whom serves as both a Director and an Executive Officer, is provided in this Proxy Statement under the heading “Directors and Executive Officers – Election of Directors.” In addition, certain information about Craig Pollock, an Executive Officer of the Company, is set forth below.

Craig Pollock has been Vice-President of marketing and sales of the Company’s subsidiary, AMT USA, since January 1999. Previously, Mr. Pollock was a consultant to AMT USA. Prior to becoming a consultant in October 1998, Mr. Pollock was vice president — sales and marketing for GMG Distribution Co., a distributor of paint sundries and hardware, for three years, and for six years prior to that, he was the vice president of Duckback Products Inc., a subsidiary of Katy Industries, a publicly-held company.

COMPENSATION OF EXECUTIVE OFFICERS

THE EXECUTIVE COMPENSATION COMMITTEE REPORT

The Compensation Committee, on behalf of the Board of Directors, oversees the compensation policies applicable to the Company’s Executive Officers, the granting and amending of incentive stock options, warrants and bonuses to employees and executive officers of the Company and monitoring the 1998 Stock Option Plan.

Compensation Philosophy

The Board of Directors believes that the Company’s executive compensation policy (“Executive Compensation Policy”) is a critical part of the effective management of its key executives. The Executive Compensation Policy serves to reward senior management behavior, which in turn builds the long-term value of the Company for shareholders, by focusing on the following objectives:

–	Maintaining a strong relationship between performance and rewards;

–	Establishing consistent decision-making processes and rules of conduct;

–	Clearly communicating the pay program and its link to performance; and

–	Actively encouraging share ownership.

Executive Compensation Policy

The principal elements of the Company’s Executive Compensation Policy are base salary and incentive compensation (annual bonuses and stock options) and this policy applies to all salaried executive employees.

Base Salary

The Company establishes base salaries annually in relation to comparable positions among industry competitors and (geographical) neighboring businesses. Base salaries may be adjusted from time to time to reflect the increased average salary within industry and local employers, increased responsibilities undertaken by the executive, or individual performance of the executive. Although base salaries may be set at levels somewhat below these other employers, performance-based incentive compensation provides an opportunity for above-market total compensation.

Employee Benefit and other Compensatory Plans

The Company provides incentive compensation in the form of annual bonuses and grants of stock options under the Company’s 1998 Stock Option Plan, which was approved by the Company’s shareholders on August 6, 1998.

The Company, by means of the granting of stock options, seeks to provide for itself or any subsidiary or affiliate of the Company a means to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. The granting of options under the 1998 Stock Option Plan, are determined according to the EVA Plan. The EVA Plan sets the number of stock options granted to each employee on an unbiased basis each year in accordance with a formula as to how the company has performed and according to certain criteria set and determined by the compensation committee each year after the fiscal year end.

401(k) Retirement Plan

On July 1, 2000, the Company implemented a 401(k) retirement plan. Eligible employees may contribute up to 15% of their compensation. The Company matches 100% of contributions up to a maximum of 2% of each employee’s compensation.

Other than the Company’s 401 (k) Plan, the Company does not have any pension, cash profit sharing, retirement or similar plans or agreements or understandings pursuant to which cash or non-cash compensation (including non-accountable expense allowances or commissions) is payable to any of its Executive Officers, other officers or Directors, other than as provided in this Proxy Statement. The Company does not plan to adopt any other pension, cash profit sharing, retirement or other similar benefit plan in the near future.

Compensation of Chief Executive Officer

The compensation for Mr. Flanagan, the Company’s President and Chief Executive Officer, is determined pursuant to the terms of his written employment agreement with the Company. (Please see Employment Agreements and Change of Control Arrangements). Mr. Flanagan received total cash compensation in fiscal year 2003 of $150,000. His annual compensation is composed of three components; base salary, bonus and stock options. The base salary, which is currently set at $150,000 per annum, is paid irrespective of his performance or the Company’s performance, assuming there have been no material breaches of the employment agreement by either party. Mr. Flanagan is also eligible for a bonus each year of up to 40% of his salary (or more in exceptional circumstances) based upon the achievement of mutually agreed upon benchmarks that are established annually.

The benchmarks for a bonus for the fiscal year ended March 31, 2003 were never agreed upon, so no bonus was granted. Mr. Flanagan may also be granted stock options pursuant to the 1998 Stock Option Plan or warrants to purchase stock. For the fiscal year ended March 31, 2003 the determination has not been made.

Stock Option Repricing Rationale

Further to the Executive Compensation Policy discussed above, and particularly in respect to stock options, the Compensation Committee periodically reviews and reports to the Board of Directors the status of existing stock options, and in particular unexercised stock options, to determine if it is in the best interest of the Company and its shareholders to re-negotiate any existing stock options at such prices (“Repricing”) and such terms, to ensure a reasonable incentive program and thus retain the valuable services of the Executive Officers for the long term. Any amended exercise prices, arising from such Repricing, will reflect the fair market value of the closing price of the Company’s Common Shares on the TSX Venture Exchange (“TSX Venture”) on such date as determined by the Compensation Committee.

On June 27, 2002, the Board of Directors accepted the Compensation Committee’s recommendations that the terms of the stock options then outstanding be re-negotiated. The number of outstanding options were reduced proportionately by taking the stock price at the time and the exercise price of the options and thus reducing the number of options outstanding but with a lessor exercise price if the optionee chose to reduce the number of his/her options for having a reduced exercise price. At the Annual General Meeting on August 15, 2002, the shareholders granted the Board of Directors the authority to re-negotiate any existing stock options to “Insiders” (as defined under Section 16(b) of the Exchange Act) and certain employees of the Company, at such terms as may be acceptable to the TSX Venture. Upon mutual agreement between the holder of the stock option agreement and the Company, most of the stock options were renegotiated and repriced and the TSX Venture then approved of such changes. The following table reflects amendments made to the stock options of insiders of the Company during the fiscal year ended March 31, 2003, which is the only year in the past ten fiscal years in which options were repriced.

TEN YEAR OPTION REPRICINGS

							Length of
			Amended				Original
			Number of				Option Term
		Number	Shares	Market			Remaining at
		of Shares	Underlying	Price of	Exercise		Date of
		Underlying	Options at	Stock at	Price at	New	Repricing
		Options at	Time of	Time of	Time of	Exercise	(Expiration
Name	Date	Grant Date	Repricing	Repricing	Repricing	Price	Date)

Gordon L. Ellis	July 11, 2002	101,228	35,832	Cdn$.40	Cdn$1.13	Cdn$.40	Jan. 14/05
		100,500	40,200	Cdn$.40	Cdn$1.00	Cdn$.40	Jun. 19/05
		109,320	38,697	Cdn$.40	Cdn$1.13	Cdn$.40	Jul. 13/05
		90,738	43,208	Cdn$.40	Cdn$0.84	Cdn$.40	Jul. 17/06
E. Laughlin Flanagan	July 11, 2002	250,000	86,666	US$0.26	US$0.75	US$0.26	Dec. 15/03
		136,301	45,433	US$0.26	US$0.78	US$0.26	Jan. 14/05
		146,514	49,472	US$0.26	US$.077	US$0.26	Jul 13/05
		122,175	59,934	US$0.26	US$0.53	US$0.26	Jul. 17/06
William Maligie	July 11, 2002	100,000	40,000	US$0.26	US$0.65	US$0.26	Dec. 15/03
		150,000	58,208	US$0.26	US$0.67	US$0.26	Jun. 10/03
Darryl Jones	July 11, 2002	10,000	3,539	Cdn$.40	Cdn$1.13	Cdn$.40	Jan. 14/03
		20,000	8,000	Cdn$.40	Cdn$1.00	Cdn$.40	Jan. 19/04
Gerald A. Habib	July 11, 2002	7,670	2,556	US$0.26	US$0.78	US$0.26	Jan. 14/03
		20,000	8,253	US$0.26	US$0.63	US$0.26	Jan. 19/04
John J. Sutherland	July 11, 2002	10,000	3,539	Cdn$.40	Cdn$1.13	Cdn$.40	Jan. 14/03
		20,000	8,000	Cdn$.40	Cdn$1.00	Cdn$.40	Jan. 19/04
Stephen H. Silbernagel	July 11, 2002	10,000	3,539	Cdn$.40	Cdn$1.13	Cdn$.40	Jan. 14/03
		20,000	8,000	Cdn$.40	Cdn$1.00	Cdn$.40	Jan. 19/04
Total:		1,424,446	543,076

At March 31, 2003, stock options to purchase a total of 1,370,934 Common Shares at exercise prices ranging from US$0.26 to $0.78, with expiration dates from June 2003 to July 2006 were outstanding. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 1,290,934 Common Shares are eligible for exercise at March 31, 2003.

     Submitted by the Compensation Committee

Stephen H. Silbernagel

Darryl F. Jones

John J. Sutherland

Summary Compensation Table

The following table sets forth information concerning the total direct or indirect compensation (including compensation paid pursuant to management service agreements) during the last three fiscal years of the Company’s Chief Executive Office and its other Executive Officers whose compensation exceeded (US) $100,000.

U.S. Dollars

					Long Term
		Annual Compensation(1)			Compensation

Name and Principal	Fiscal			Other	Options/Warrants	All Other
Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Granted (#)	Compensation ($)

E. Laughlin Flanagan	2003	150,000	Nil	—	56,007	—
President & C.E.O	2002	150,000	Nil	—	59,934 (4)	—
	2001	150,000	45,000 (2)	—	49,472 (4)	—

William A. Maligie	2003	147,418	30,000	—	—	—
President & C.E.O. AMT	2002	141,267	Nil	—	—	—
USA	2001	134,941	41,789 (2)	39,285 (3)	58,208 (4)	—

(1)	Paid or payable by the Company or its subsidiaries.

(2)	Bonus amounts are reported in year earned regardless of payment date.

(3)	Represents accumulated holiday pay of $25,809 and total other benefits paid or payable in excess of 10% of base salary.

(4)	Reflects the re-negotiated value of stock options, as approved by the shareholders on August 15, 2002. These options were initially granted in the years 2000 and 2001, have an exercise price of $0.26 per share and are fully vested.

Option Grants in the Last Fiscal Year

The Company has never granted stock appreciation rights and it is the Company’s current intention to not grant any in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended March 31, 2003 and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the SEC and are not necessarily indicative of future stock price performance or the Company’s projections thereof. Over a three-year option term, the corresponding increase in the Company’s market capitalization over the same period (measured from the end of the last fiscal year) would be (a) $452,097 with an assumed 5% annual rate of stock appreciation, and (b) $949,367 with an assumed 10% annual rate of stock appreciation. In fiscal year 2003, the Company granted options to acquire up to an aggregate of 283,454 Common Shares to employees, excluding options that were subsequently forfeited due to termination, all under the Company’s stock option plan and all at an exercise price equal to the fair market value of the Common Shares on the date of grant.

					Potential realizable value
					in U.S.$ at assumed
		Percentage of			annual rates of
		total options			appreciation for
	Options	granted to	Exercise		option term
	granted	employees in	price	Expiration
Name	(# of shares)	fiscal year	US$	Date	5%	10%

E. Laughlin Flanagan	56,007	20%	$0.44	January 21, 2006	$3,884	$8,157

Aggregated Option Exercises and Fiscal Year-End Values

Neither of the Company’s named executive officers exercised any options in fiscal year 2003. The following table sets forth information concerning the value at March 31, 2003 of exercisable but unexercised “in-the-money” options held by each of the Executive Officers named in the Summary Compensation Table. All options held by these Executive Officers are exercisable, in whole or in part, at any time until date of expiration.

	At March 31, 2003

	# of Exercisable/	Value of Exercisable
Name	Unexercisable options(1)	In-the Money Options $(2)

E. Laughlin Flanagan	297,512	$12,075
William Maligie	98,208	4,910

(1)	Reflects the re-negotiated value of stock options as approved by the shareholders on August 15, 2002.

(2)	In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price on the TSX Venture of the Company’s shares as at fiscal year ended March 31, 2003 was Cdn$0.46 (US$0.31).

Equity Compensation Plan Information

The following table gives information about equity awards under plans at the fiscal year ended March 31, 2003.

	(a)	(b)	(c)
	Number of securities		Number of securities remaining
	to be issued upon	Weighted-average	available for future issuance under
	exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plans approved by security holders(1)	1,370,934	Cdn$0.53 or US$0.37	564,538
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	1,370,934	N/A	564,538

(1)	1998 Stock Option Plan approved by shareholders on August 6, 1998.

Employment Agreements and Change of Control Arrangements

On March 1, 2003 the Company and AMT USA entered into a five-year written employment agreement with William A. Maligie with respect to his position as president and chief executive officer of AMT USA. This agreement will be automatically extended for an additional three years upon the expiration of the original 5-year term unless either party gives 90 days written notice to the other of the party’s decision to terminate the agreement. Mr. Maligie shall receive an initial base salary of US $150,000 per annum, which amount shall be reviewed annually by the Company’s Compensation Committee. The employment agreement contains further compensation in the form of option grants, incentive bonuses (in an annual amount of up to 40% of Mr. Maligie’s base salary) and participation in benefit plans. The agreement contains non-competition covenants, a one-year post-termination non-solicitation provision as well as standard confidentiality provisions. In the event that Mr. Maligie is terminated without cause, he shall be entitled to a severance payment in an amount equal to his then-current annual base salary multiplied by two years. Moreover, in the event that 60% or more of the assets, or 51% or more of the stock, of AMT

USA are sold, then Mr. Maligie shall be entitled to a payment in an amount equal to 5% of the sale price. If at least 60% of the members of the Company’s current Board of Directors are removed or fail to be re-elected (other than through normal attrition or as a result of a material change in the Company’s management practices), then Mr. Maligie shall be entitled to a payment in an amount equal to 5% of the fair market value of all of the Company’s outstanding stock.

The Company and Mr. E. Laughlin Flanagan entered into a written employment agreement in February 1998, as amended June 14, 1999 and June 7, 2000, with respect to his position as president and chief executive officer of the Company. The Company has also agreed to have Mr. Flanagan maintained as a director of the Company. The agreement automatically renews on February 6 of each year for the subsequent three-year period unless earlier terminated in accordance with the provisions of the agreement. Mr. Flanagan shall receive a base salary of US $150,000 per annum and shall be entitled to an annual performance bonus of up to 40% of Mr. Flanagan’s base salary based upon the attainment of mutually agreed upon benchmarks that are established annually. The employment agreement contains further compensation in the form of option grants and participation in benefit plans. The agreement contains a 6-month post-termination non-competition covenant, non-solicitation provisions and standard confidentiality provisions. In the event that Mr. Flanagan is terminated without cause, he shall be entitled to receive his base salary and benefits through the remaining term of his agreement, and all of his outstanding warrants and options shall be immediately vested in full. The restructuring or reduction of Mr. Flanagan’s duties and responsibilities may be deemed, at Mr. Flanagan’s discretion, as termination without cause. Mr. Flanagan shall also be entitled to severance payment in the event of his death or disability.

Compensation of Directors

In June 2002, the Company entered into a verbal agreement with Gordann Consultants Ltd. (an entity in which 50.1% of the shares are owned by the Company’s chairman, Gordon L. Ellis) for the services of Gordon L. Ellis serving as Chairman of the Board. The Company pays $2,000 per year plus $150.00 per hour for management services to Gordann Consultants Ltd.

The Company pays its directors who are not employees a retainer of US$2,000 per year, plus $100.00 per hour for any meeting attended, and grants them each annual options to purchase up to 20,000 Common Shares, up to a maximum of 60,000 common shares. All directors are reimbursed for their out-of-pocket expenses in serving on the Board of Directors.

Board Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee establishes the policies governing the compensation of the Company’s Executive Officers. None of Messrs Silbernagel, Sutherland, Jones and Habib, the Company’s outside Directors, was at any time during fiscal 2002, nor during any preceding fiscal year, an Executive Officer or employee of the Company or its predecessors.

Messrs. Flanagan and Maligie serve as Executive Officers of the Company and are compensated pursuant to written employment contracts. Any amendments during the fiscal year to the compensation terms provided in those agreements are disclosed above (Please see “Employment Agreements and Change of Control Arrangements”).

It is the policy of the Board to exclude any interested Director from voting on any matter which may involve an actual or potential conflict of interest, including the granting or amending of stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company’s last completed fiscal year, no directors or executive officer of the Company, proposed nominee for election as a Director of the Company, nor any beneficial owner of five percent or more of the Company’s Common Shares or any family member of any of the foregoing persons, have been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company’s Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Since February 1, 1995, the Company and its two subsidiaries have leased their executive office space and office equipment in North Vancouver, British Columbia from ABE Industries (1980) Inc. (“ABE”), a company controlled by Mr. G. Ellis, the Company’s chairman, for a total monthly fee of Cdn$1,000 per month. Management believes this rental fee is less than market rent that would be charged by an unrelated party in an arms-length transaction for similar accommodations. During the year ended March 31, 2003, the Company paid ABE $74,857 for office rent and related services, and for reimbursement of advances and investor relations and secretarial services.

The Company has entered into a management services arrangement with Gordann Consultants and employment contracts with each of Messrs. Maligie and Flanagan. Please see “Compensation of Directors” and “Employment Agreements and Change of Control Arrangements” for a description of the remuneration paid or payable under these agreements.

Messrs. Silbernagel, Jones and Sutherland are responsible for administering the 1998 Stock Option Plan and are non-employee Directors of the Company as defined under Section 16(b) of the Exchange Act. (“Non-employee Directors”). Each Non-employee Director of the Company is granted 20,000 stock options annually in lieu of any discretionary grants in establishing the granting of stock options to the outside Directors. Messrs. Silbernagel, Jones, Sutherland and Habib are considered Non-employee Directors as of the date of this Proxy Statement.

THE AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. The Chair of the Committee reviewed each the Company’s quarterly reports for periods ended June 30, September 30, and December 31, 2002, on behalf of the Committee. The Audit Committee held one meeting during the Company’s 2003 fiscal year.

The Audit Committee has reviewed the audited financial statements and footnotes for the Company’s fiscal year ended March 31, 2003 with management and discussed those matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee) with the Company’s independent auditors, PricewaterhouseCoopers. The Audit Committee has also reviewed financial matters with PricewaterhouseCoopers. The Audit Committee understands and agrees with all determinations of the auditors. The Audit Committee also has received written disclosures and a letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and has discussed that firm’s independence with members of PricewaterhouseCoopers and considered the compatibility of non-audit services with the auditors’ independence. Based on these reviews and its discussions with management and the independent public accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003. The Audit Committee also recommended to the Board of Directors the selection of PricewaterhouseCoopers, Certified Public Accountants, to serve as the Company’s outside auditors for the fiscal year ending March 31, 2003.

     Submitted by the Audit Committee

Darryl Jones

John Sutherland

Gerald Habib

FINANCIAL STATEMENTS

The Company’s 2003 Annual Report, which contains the consolidated Financial Statements for the fiscal year ended March 31, 2003 and Management’s Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

AUDITORS

Appointment of Auditors
(Item 2 of Form of Proxy)

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ending March 31, 2003 and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal year ending March 31, 2003 were approximately $73,196.

Financial Information Systems Design and Implementation Fees

There were no fees paid to PricewaterhouseCoopers during the fiscal year ending March 31, 2003 for financial information systems design and implementation.

All Other Fees

The aggregate fees billed for services rendered to the Company by PricewaterhouseCoopers, other than fees for audit services, for the fiscal year ending March 31, 2003 were approximately $45,194.

Appointment of Auditors for Fiscal 2003

The Board of Directors of the Company recommends PricewaterhouseCoopers LLP, (“PricewaterhouseCoopers”) Certified Public Accountants for appointment by the shareholders as the Company’s independent public auditors for the fiscal year ending March 31, 2004. PricewaterhouseCoopers has acted as the Company’s auditors since fiscal 1989 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON
(Item 3 of the Form of Proxy)

It is not known that any other matters will come before the Meeting other than as set forth above and in the Notice of Annual General Meeting, but if such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgment, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual General Meeting and other matters which may properly come before the Meeting or any adjournment thereof.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. In order to be considered for inclusion in the proxy statement and form of proxy prepared in connection with the Annual General Meeting of Shareholders scheduled to be held in August of 2004, shareholder proposals must be received by the Company no later than March 6, 2004. All notices of proposals by shareholders should be sent to 312 Otterson Drive, Suite H, Chico, California, U.S.A. 95928, to the attention of the Secretary of the Company.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company management, as well as assumptions made by, and information currently available to management. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Exchange Act.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on July 1, 2003.

BY ORDER OF THE BOARD OF DIRECTORS
Gordon L. Ellis, Chairman

Form of Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POLYMER SOLUTIONS, INC. (THE “COMPANY”) FOR THE ANNUAL GENERAL MEETING (THE “MEETING”) OF SHAREHOLDERS TO BE HELD AT THE OFFICE OF BOWNE FINANCIAL PRINT, SUITE 800 – 1201 WEST PENDER STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON THURSDAY, AUGUST 14, 2003 AT 10:00 AM (Pacific Time).

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Gordon L. Ellis, Chairman of the Company or failing this person, E. Laughlin Flanagan, Chief Executive Officer and President of the Company, or in the place of the foregoing, __________________________________________________________ (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein. Unless direction is given, this proxy will be voted “FOR the election of the nominees listed in this proxy and “FOR” the other proposals listed in this proxy and described in accompanying Notice of Annual General Meeting and Proxy Statement.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: _______________________________

DATE SIGNED: ___________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement).
The Board of Directors recommends a vote “FOR” each of the following:

Withhold
		For	Against	/Abstain

1.	To elect the following persons as Directors of the Company for a term of one year:

	Gordon L. Ellis		n/a

	E. Laughlin Flanagan		n/a

	John Sutherland		n/a

	Stephen Silbernagel		n/a

	Darryl F. Jones		n/a

	William Maligie		n/a

	Gerald Habib		n/a

	J. Kelly Edmison		n/a

2.	To appoint PricewaterhouseCoopers, Chartered Public Accountants, as the Company’s independent public auditors for the fiscal year ending March 31, 2004.		n/a

3.	To grant the proxyholder authority to vote at his/her discretion on any other matter which may come before the meeting.		n/a

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “PACIFIC CORPORATE TRUST COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

ONLY REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR

INTERNET VOTING AT http://www.stocktronics.com/webvote